                                                                   Exhibit 19(b)


                             POWER OF ATTORNEY

   We, the undersigned Trustees of PIMCO Funds: Multi-Manager Series and Cash Accumulation Trust, hereby severally constitute and appoint Robert A. Prindiville, Stephen J. Treadway, Newton B. Schott, Jr., R. Wesley Burns, Teresa
A. Wagner and Joseph B. Kittredge, Jr., our true and lawful attorneys, with full power to each of them to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of PIMCO Funds: Multi-Manager Series and Cash Accumulation Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.


Name:                                  Capacity:       Date:
-----                                  ---------       -----

/s/ Robert A. Prindiville              Trustee         February 9, 1997
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Robert A. Prindiville

/s/ E. Philip Cannon                   Trustee         February 9, 1997
------------------------------                         -------------------
E. Philip Cannon

/s/ Donald P. Carter                   Trustee         February 9, 1997
------------------------------                         -------------------
Donald P. Carter

/s/ Gary A. Childress                  Trustee         February 9, 1997
------------------------------                         -------------------
Gary A. Childress

/s/ William D. Cvengros                Trustee         February 9, 1997
------------------------------                         -------------------
William D. Cvengros


/s/ Gary L. Light                      Trustee         February 9, 1997
------------------------------                         -------------------
Gary L. Light

                                       Trustee         February 9, 1997
------------------------------                         -------------------
Joel Segall

/s/ W. Bryant Stooks                   Trustee         February 9, 1997
------------------------------                         -------------------
W. Bryant Stooks


/s/ Gerald M. Thorne                   Trustee         February 9, 1997
------------------------------                         -------------------
Gerald M. Thorne

/s/ Richard L. Nelson                  Trustee         February 9, 1997
------------------------------                         -------------------
Richard L. Nelson

/s/ Lyman W. Porter                    Trustee         February 9, 1997
------------------------------                         -------------------
Lyman W. Porter

/s/ Alan Richards                      Trustee         February 9, 1997
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Alan Richards